Exhibit 10.1

Amendment to

SECURITIES PURCHASE AGREEMENT

This AMENDMENT TO SECURITIES PURCHASE AGREEMENT (this “Amendment”), dated as of [__], 2026, by and among Singularity Future Technology Ltd., a Virginia corporation (the “Company”), and each investor identified on the signature page hereto (each, including its successors and assigns, an “Investor” and collectively the “Investors”).

RECITALS

WHEREAS, the Company and the Investors entered into that certain Securities Purchase Agreement, dated as of June 19, 2025 (the “Securities Purchase Agreement”);

WHEREAS, the transaction contemplated in the Securities Purchase Agreement has not consummated as of the date hereof;

WHEREAS, the Company and the Investors desire to make certain amendments to the Securities Purchase Agreement and the Warrant as set forth in this Amendment and the Amended and Restated Warrant.

NOW THEREFORE, in consideration of the mutual covenants contained in this Amendment, and for other goods and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto accordingly agree as follows:

1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to them in the Securities Purchase Agreement.

2. Amendments.

a. Form of Warrant. As of the date of this Amendment, Exhibit A to the Securities Purchase Agreement is hereby deleted in its entirety and replaced with the form of Amended and Restated Warrant attached hereto as Exhibit A (the “Amended and Restated Warrant”). The issuance of the Amended and Restated Warrant shall be subject to the approval of the Company’s shareholders. Until such shareholder approval is obtained, the Amended and Restated Warrant shall not be issued.

3. No Other Amendments. Except for the amendments expressly set forth in this Amendment, the Securities Purchase Agreement shall remain unchanged and in full force and effect.

4. Entire Agreement. The Securities Purchase Agreement (as amended by this Amendment), sets forth the entire agreement of the parties hereto with respect to the subject matter hereof and thereof, and there are no restrictions, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof or thereof, other than those expressly set forth in the Securities Purchase Agreement (as amended by this Amendment). The Securities Purchase Agreement (as amended by this Amendment) supersedes all prior and contemporaneous understandings and agreements related thereto (whether written or oral), all of which are merged herein.

5. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

6. Severability. A determination by a court or other legal authority of competent jurisdiction that any provision of this Amendment is legally invalid shall not affect the validity or enforceability of any other provision hereof. The parties hereto shall cooperate in good faith to substitute (or cause such court or other legal authority to substitute) for any provision so held to be invalid a valid provision, as alike in substance to such invalid provision as is lawful.

7. Counterparts; Facsimile Signatures. This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which shall constitute one agreement. This Amendment shall become effective upon delivery to each party hereto an executed counterpart or the earlier delivery to each party hereto an original, photocopied, or electronically transmitted signature pages that together (but need not individually) bear the signatures of all other parties.

8. Captions. Captions are not a part of this Amendment, but are included for convenience, only.

9. Further Assurances. Each party hereto shall execute and deliver such documents and take such action, as may reasonably be considered within the scope of such party’s obligations hereunder, necessary to effectuate the transactions contemplated by this Amendment.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

Company:

Singularity Future Technology Ltd.

By:
Name:	Jia Yang
Title:	Chief Executive Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR INVESTORS FOLLOWS]

[INVESTOR SIGNATURE PAGES TO

AMENDMENT TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Investor: _____________________________________

Signature of Authorized Signatory of Investor: _________________________________

Name of Authorized Signatory: ____________________________________

Title of Authorized Signatory: _____________________________________

Email Address of Authorized Signatory: _____________________________________

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